                        ANNUAL REPORT / DECEMBER 31 2000

                                 AIM VALUE FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [ COVER IMAGE ]


                     -------------------------------------

                       THE ANTIQUE DEALER BY HEINRICH EDE

           ANTIQUE DEALERS SEARCH FOR RARE, HISTORIC PIECES THAT MAY

        APPRECIATE IN VALUE. FINE ANTIQUES DEVELOP A PATINA THAT CANNOT

       BE DUPLICATED, BUT BUILDS ONLY WITH TIME. LIKE ANTIQUE COLLECTING,

         INVESTING ALSO TAKES PATIENCE AND AN EYE FOR INTRINSIC VALUE.

                     -------------------------------------

AIM Value Fund is for shareholders who seek long-term growth of capital. Income is a secondary objective.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Value Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o During the fiscal year, AIM Value Fund paid distributions of $1.3095 per Class A, Class B and Class C share.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue-chip stocks.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's 500 Index (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                                 AIM VALUE FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as AIM Funds' new chairman. I feel privileged to succeed Ted Bauer, who recently retired
    [PHOTO OF       as AIM's chairman after a long, successful career in the
     Robert H.      investment industry. Ted has always shown the highest degree
      Graham        of integrity and commitment to excellence, and I have always
   Chairman of      admired him greatly. I'm also proud to be part of the team
   the Board of     that launched AIM almost 25 years ago. From the beginning,
     THE FUND       AIM has been a very people-oriented, service-minded company,
   APPEARS HERE]    and I plan to carry on that tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets in 2000 were particularly unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 down 9.1%. But 20% to 30% returns, such as we have seen recently, are not typical. Historically, markets decline in one out of every four years. What we have seen in 2000 is a normal downturn, and it appears to be a worldwide trend. In 2000, most overseas markets were more turbulent than their U.S. counterpart.

Regardless of the impact of market conditions, we know you are counting on us to deliver attractive investment performance. We don't like it when we don't live up to your expectations. We have been disappointed along with you. Because we ourselves invest in AIM funds and use them in our retirement plans, virtually everyone who works here has a stake in at least one AIM fund. All of us have seen the value of our own accounts decline. We know how unpleasant this experience is.

What are we doing about it? We are sticking with our motto: Invest with Discipline. We still manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a down period in the markets, like the one last year. We just have to be patient, and we urge you to be, too. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though we can expect the situation to remain difficult for some time, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive market valuation in several years. While there is concern that the economy's record long expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets.

The current environment illustrates the value of professional money management. During downturns, investors may be tempted to make decisions based on emotions, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.

In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the fiscal year. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Thank you for your continued participation in The AIM Family of Funds--Registered Trademark.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman


                                 AIM VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM VALUE FUND ENDURES ROUGH MARKET CONDITIONS


HOW DID AIM VALUE FUND PERFORM OVER THE REPORTING PERIOD?
AIM Value Fund faced a difficult period, especially in the second half of the fiscal year. For the year ended December 31, 2000, Class A shares reported an annual return of -14.95%, Class B shares -15.65% and Class C shares -15.62%. These returns are at net asset value, which means they do not include sales charges.

WHAT WERE MARKET CONDITIONS LIKE OVER THE FISCAL YEAR?
The U.S. stock market in 2000 suffered one of its worst years in two decades, with the S&P 500 down 9.1%. While several factors were responsible for the market sell-off, concerns about interest rates and corporate earnings growth were probably the most prevalent.
    A strong market rally during the initial months of 2000 gave way to a volatile, downward-trending market for the remainder of the year. Early in 2000, technology stocks led the market surge as the Dow set a record in January. The tech-laden Nasdaq continued to soar to record levels well into March. Toward the end of March, however, investors became concerned that tech stocks might be overvalued, sparking a sharp sell-off in this sector. Investors were also concerned that the Federal Reserve Board (the Fed) would continue to raise interest rates to slow torrid economic growth and to contain inflation. Interest-rate concerns prompted a sell-off that affected nearly every stock-market sector in April.
    In May, the Fed raised the federal funds rate--the rate banks charge one another for overnight loans--from 6.0% to 6.5%. However, markets rallied in late May and June amid mounting evidence that economic growth was slowing, reducing the probability of additional Fed rate hikes. Indeed, the Fed left interest rates unchanged for the remainder of 2000.
    In late summer and early fall, rising oil prices, unrest in the Middle East and concern about corporate earnings combined to produce another steep market decline. A number of major corporations reported earnings disappointments in the fall, as rising oil prices and a weak euro cut into profit margins.
    Uncertainty about the outcome of the presidential election also roiled markets. Quite unexpectedly, this uncertainty extended several weeks beyond the November 7 election. The ongoing legal battle for the presidency contributed to a steep market decline in November. But the resolution of the election controversy on December 12 failed to produce a sustained stock-market rally as investors continued to be concerned about corporate earnings growth. By then, the Fed was indicating that it might consider cutting interest rates. However, the shift in the Fed's bias did little to counteract concerns about declining corporate earnings growth, and most key market indexes recorded losses for the year.

HOW DID THIS MARKET ENVIRONMENT AFFECT THE FUND?
AIM Value Fund faced a difficult period for its investment strategy, called growth at a reasonable price, or GARP. Basically, we look for growth stocks selling at a discount. We believe that stocks purchased at a discount relative to their potential for growth and the underlying value of the company may realize greater rewards once earnings start to rise.
    The second and third quarters of the year were a tough time for the GARP investment style because few companies with above-average growth sold at discount prices. Growth stocks sold at extremely high prices, and "bargain" stocks often did not demonstrate the earnings growth we require. It was difficult for us to find stocks that met our investment criteria, and at mid-year the number of stocks in the portfolio declined to approximately 50.

--------------------------------------------------------------------------------

READ THIS REPORT ONLINE!
A new service--electronic delivery of fund reports and prospectuses--is available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."

--------------------------------------------------------------------------------

WHAT STEPS ARE BEING TAKEN TO IMPROVE FUND PERFORMANCE?
Throughout this difficult environment, we have stayed true to our GARP investment discipline because we believe that it works well over time. While past performance cannot guarantee comparable future

                     -------------------------------------

                             WE MAINTAINED OUR HEAVY

                         WEIGHTING IN THE CABLE INDUSTRY

                          BECAUSE WE BELIEVE THAT THE

                         INDUSTRY'S OUTLOOK FOR GROWTH

                            IS STRONG, AND VALUATION

                               REMAINS ATTRACTIVE.

                     -------------------------------------

                     -------------------------------------

                            READ THIS REPORT ONLINE!

                   A NEW SERVICE--ELECTRONIC DELIVERY OF FUND

                  REPORTS AND PROSPECTUSES--IS AVAILABLE. YOU

                      CAN READ THE SAME AIM REPORT YOU ARE

                     READING NOW--ONLINE. ONCE YOU SIGN UP

                  FOR THE SERVICE, WE WILL SEND YOU A LINK TO

                    THE REPORT VIA E-MAIL. IF YOU CHOOSE TO

                   RECEIVE YOUR REPORTS ONLINE, YOU WILL NOT

                     RECEIVE A PAPER COPY BY MAIL. YOU MAY

                   CANCEL THE SERVICE AT ANY TIME BY VISITING

                                 OUR WEB SITE.

                          PLEASE VISIT OUR WEB SITE AT

                      www.aimfunds.com AND GO TO "YOUR AIM

                    ACCOUNT." LOG INTO YOUR ACCOUNT AND THEN

                   CLICK ON THE "VIEW OTHER ACCOUNT OPTIONS"

                     DROPDOWN MENU AND SELECT "eDELIVERY."

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                                 AIM VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


                     -------------------------------------

                        WITH STOCK PRICES ATTRACTIVE, WE

                       CONSIDER THE CURRENT MARKET TO BE

                        AN EXCELLENT BUYING OPPORTUNITY.

                     -------------------------------------


results, the fund's long-term results remain strong, as seen on the chart on page 4. We intend to maintain a portfolio of companies with strong earnings growth, positive earnings momentum and attractive valuations.
    In the later portion of the year, we were increasingly more successful in identifying portfolio candidates that met both our growth and our reasonable price disciplines. As a result, we increased the number of our holdings from 50 to 57 stocks. We believe that holding about 60 stocks offers the optimum balance: it allows the fund to be fully diversified and gives us the opportunity to be fully informed about each stock.
    In addition, we reduced the fund's technology weighting and allocated more assets into health care and financials, among the best-performing areas of the market.
    Lastly, we maintained our high weighting in the cable industry because we believe that the industry's outlook for growth is strong, and valuation remains attractive.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS?

o Comcast, based in Philadelphia, is the third-largest U.S. cable operator (behind AT&T Broadband and Time Warner). With about 8.2 million subscribers, Comcast has been upgrading its cable networks to offer high-speed Internet services and digital video.
o Tyco has grown through acquisitions into a highly diversified company with more than 40 operations. The company's four divisions make everything from undersea fiber-optic cable to disposable health care supplies.
o Cox Communications provides cable TV service to six million U.S. customers. The company leads the industry in its ability to provide multiple services--like high-speed Internet access and telephone service--over its cable infrastructure.

WHAT WERE CONDITIONS LIKE AS THE FISCAL YEAR CLOSED ON DECEMBER 31?
The situation was mixed. Late in 2000, markets were roiled by a string of corporate warnings about earnings and revenue expectations. Many believe earnings may continue to disappoint for the next six to nine months, as capital expenditures and consumer spending may slow or decline.
    On the other hand, toward the close of the fiscal year, the Fed indicated that its bias had changed from warding off inflation to warding off recession, signaling the possibility of rate cuts aimed at stimulating the economy. Historically, declining interest rates bode well for stocks. Though the economy had slowed from its previous strong pace, unemployment remained at its lowest level in decades and inflation continued to be quite low. Prices of many stocks had been brought to much more reasonable levels by the steep downturn in equity markets during the last quarter of 2000, a potential buying opportunity.
    Given the level of uncertainty surrounding short-term economic trends, we can expect market volatility to continue and thus regard this as an environment in which investors would be well advised to maintain a long-term investment perspective.

PORTFOLIO COMPOSITION

[ART WORK]

As of 12/31/00, based on total net assets

=======================================================================================
TOP 10 HOLDINGS                                TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------
 1. Comcast Corp.-Class A               6.56%   1. Broadcasting (Television,     10.85%
 2. Tyco International Ltd.             4.89       Radio & Cable)
 3. Cox Communications, Inc.-           4.29    2. Manufacturing (Diversified)    7.35
    Class A                                     3. Financial (Diversified)        6.65
 4. American International Group, Inc.  4.00    4. Investment Banking/Brokerage   4.75
 5. Morgan Stanley Dean Witter & Co.    3.88    5. Services (Data Processing)     4.70
 6. Pfizer Inc.                         3.76    6. Health Care (Drugs-Major       4.66
 7. First Data Corp.                    3.51       Pharmaceuticals)
 8. Omnicom Group, Inc.                 3.09    7. Insurance (Multi-Line)         4.65
 9. Target Corp.                        2.92    8. Retail (General Merchandise)   4.00
10. Nextel Communications, Inc.-        2.88    9. Electronics (Semiconductors)   3.80
    Class A                                    10. Oil (International Integrated) 3.24

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
=======================================================================================

          See important fund and index disclosures inside front cover.

                                 AIM VALUE FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM VALUE FUND VS. BENCHMARK INDEX (LINE CHART)

5/1/84-12/31/00

in thousands
================================================================================
Date             AIM VALUE                 S & P
                FUND CLASS A             500 INDEX
                   SHARES
--------------------------------------------------------------------------------
5/1/84           $  9,450                $ 10,000
12/31/84           10,384                  10,784
12/31/85           12,741                  14,207
12/31/86           13,862                  16,860
12/31/87           14,689                  17,748
12/31/88           17,715                  20,688
12/31/89           23,303                  27,232
12/31/90           23,743                  26,387
12/31/91           34,058                  34,408
12/31/92           39,643                  37,028
12/31/93           47,057                  40,756
12/31/94           48,595                  41,289
12/31/95           65,543                  56,782
12/31/96           75,054                  69,796
12/31/97           93,033                  93,067
12/31/98          123,499                 119,668
12/31/99          160,496                 144,812
12/31/00         $136,511                $131,639

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's Class A shares to a benchmark index. It is intended to give you an idea of how your fund performed compared to this index over the period 5/1/84-12/31/00. (The data for the index is for the period 4/30/84-12/31/00.) It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. You cannot invest in an index. A market index such as the S&P 500 is unmanaged, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/00, including sales charges
================================================================================
CLASS A SHARES
Inception (5/1/84)                16.98%
 10 years                         18.44
  5 years                         14.50
  1 year                         -19.62*
  *-14.95% excluding sales charges

CLASS B SHARES
Inception (10/18/93)              14.91%
  5 years                         14.64
  1 year                         -19.44*
  *-15.65% excluding CDSC

CLASS C SHARES
Inception (8/4/97)                11.11%
  1 year                         -16.38*
  *-15.62% excluding CDSC
================================================================================

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses. For fund performance calculations and a description of the index cited on this page, please see the inside front cover.


                                 AIM VALUE FUND

                        ANNUAL REPORT / FOR CONSIDERATION


AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, We use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                    [PHOTO]


           A I M Capital Management, Inc.  o A I M Distributors, Inc.
                o The AIM Family of Funds--Registered Trademark
                       o AMVESCAP National Trust Company


                                 AIM VALUE FUND

SCHEDULE OF INVESTMENTS
December 31, 2000

                                                     MARKET
                                    SHARES            VALUE
DOMESTIC COMMON STOCKS-80.63%

BANKS (MAJOR REGIONAL)-0.55%

Bank of New York Co., Inc. (The)     2,500,000   $   137,968,750
================================================================

BANKS (MONEY CENTER)-1.16%

J.P. Morgan Chase & Co.              6,375,000       289,664,062
================================================================

BROADCASTING (TELEVISION,
  RADIO & CABLE)-10.85%

Comcast Corp.-Class A(a)(b)         39,250,000     1,638,687,500
----------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                              23,000,000     1,070,937,500
================================================================
                                                   2,709,625,000
================================================================

COMPUTERS (HARDWARE)-2.69%

Apple Computer, Inc.(a)(b)          17,500,000       260,312,500
----------------------------------------------------------------
Compaq Computer Corp.               20,000,000       301,000,000
----------------------------------------------------------------
Sun Microsystems, Inc.(a)            4,000,000       111,500,000
================================================================
                                                     672,812,500
================================================================

COMPUTERS (NETWORKING)-1.85%

Cisco Systems, Inc.(a)              12,107,000       463,092,750
================================================================

COMPUTERS (PERIPHERALS)-0.99%

EMC Corp.(a)                         3,700,000       246,050,000
================================================================

COMPUTERS (SOFTWARE & SERVICES)-2.40%

America Online, Inc.(a)              4,500,000       156,600,000
----------------------------------------------------------------
At Home Corp.-Series A(a)            4,803,700        26,570,466
----------------------------------------------------------------
Microsoft Corp.(a)                   2,250,000        97,593,750
----------------------------------------------------------------
Oracle Corp.(a)                     11,000,000       319,687,500
================================================================
                                                     600,451,716
================================================================

ELECTRICAL EQUIPMENT-0.22%

Solectron Corp.(a)                   1,600,000        54,240,000
================================================================

ELECTRONICS (SEMICONDUCTORS)-2.15%

Analog Devices, Inc.(a)             10,500,000       537,468,750
================================================================

EQUIPMENT (SEMICONDUCTOR)-0.90%

Applied Materials, Inc.(a)           2,000,000        76,375,000
----------------------------------------------------------------
Teradyne, Inc.(a)                    4,000,000       149,000,000
================================================================
                                                     225,375,000
================================================================

FINANCIAL (DIVERSIFIED)-6.65%

American Express Co.                 9,750,000       535,640,625
----------------------------------------------------------------
Citigroup Inc.                      14,033,333       716,577,066
----------------------------------------------------------------
Freddie Mac                          2,750,000       189,406,250
----------------------------------------------------------------
J.P. Morgan & Co., Inc.              1,325,000       219,287,500
================================================================
                                                   1,660,911,441
================================================================

                                                     MARKET
                                    SHARES            VALUE

HEALTH CARE (DIVERSIFIED)-2.24%

Johnson & Johnson                    5,325,000   $   559,457,812
================================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-4.66%

Pfizer Inc.                         20,391,200       937,995,200
----------------------------------------------------------------
Schering-Plough Corp.                4,000,000       227,000,000
================================================================
                                                   1,164,995,200
================================================================

HEALTH CARE (MANAGED CARE)-1.23%

UnitedHealth Group Inc.              5,000,000       306,875,000
================================================================

HEALTH CARE (MEDICAL PRODUCTS
  & SUPPLIES)-1.34%

Baxter International, Inc.           1,500,000       132,468,750
----------------------------------------------------------------
Guidant Corp.(a)                     3,739,000       201,672,312
================================================================
                                                     334,141,062
================================================================

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-1.27%

Kimberly-Clark Corp.                 4,500,000       318,105,000
================================================================

INSURANCE (MULTI-LINE)-4.65%

American International Group,
  Inc.                              10,125,000       997,945,312
----------------------------------------------------------------
Hartford Financial Services
  Group, Inc. (The)                  2,300,000       162,437,500
================================================================
                                                   1,160,382,812
================================================================

INVESTMENT BANKING/BROKERAGE-4.75%

Merrill Lynch & Co., Inc.            3,200,000       218,200,000
----------------------------------------------------------------
Morgan Stanley Dean Witter &
  Co.                               12,231,700       969,362,225
================================================================
                                                   1,187,562,225
================================================================

MANUFACTURING (DIVERSIFIED)-2.46%

Honeywell International Inc.        13,000,000       615,062,500
================================================================

NATURAL GAS-1.59%

Williams Cos., Inc. (The)            9,960,900       397,813,444
================================================================

OIL & GAS (DRILLING & EQUIPMENT)-2.19%

R&B Falcon Corp.(a)                  3,855,700        88,440,119
----------------------------------------------------------------
Schlumberger Ltd.                    3,625,000       289,773,438
----------------------------------------------------------------
Transocean Sedco Forex Inc.          3,647,100       167,766,600
================================================================
                                                     545,980,157
================================================================

OIL (INTERNATIONAL INTEGRATED)-1.76%

Chevron Corp.                        1,600,000       135,100,000
----------------------------------------------------------------
Exxon Mobil Corp.                    3,500,000       304,281,250
================================================================
                                                     439,381,250
================================================================

                                                     MARKET
                                    SHARES            VALUE

RETAIL (COMPUTERS & ELECTRONICS)-0.96%

Best Buy Co., Inc.(a)                8,071,500   $   238,613,719
================================================================

RETAIL (DRUG STORES)-2.72%

Walgreen Co.                        16,231,000       678,658,688
================================================================

RETAIL (FOOD CHAINS)-3.22%

Kroger Co. (The)(a)                  8,000,000       216,500,000
----------------------------------------------------------------
Safeway Inc.(a)                      9,405,600       587,850,000
================================================================
                                                     804,350,000
================================================================

RETAIL (GENERAL MERCHANDISE)-4.00%

Costco Wholesale Corp.(a)            6,750,000       269,578,125
----------------------------------------------------------------
Target Corp.                        22,600,000       728,850,000
================================================================
                                                     998,428,125
================================================================

RETAIL (SPECIALTY-APPAREL)-0.51%

Gap, Inc. (The)                      5,000,000       127,500,000
================================================================

SERVICES (ADVERTISING/MARKETING)-3.09%

Omnicom Group Inc.(b)                9,307,300       771,342,488
================================================================

SERVICES (DATA PROCESSING)-4.70%

Automatic Data Processing,
  Inc.                               4,700,000       297,568,750
----------------------------------------------------------------
First Data Corp.                    16,623,900       875,871,731
================================================================
                                                   1,173,440,481
================================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-2.88%

Nextel Communications,
  Inc.-Class A(a)                   29,093,800       720,071,550
================================================================
    Total Domestic Common
      Stocks (Cost
      $17,862,991,702)                            20,139,821,482
================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-10.30%

BERMUDA-4.89%

Tyco International Ltd.
  (Manufacturing- Diversified)      22,000,000     1,221,000,000
================================================================

CANADA-2.29%

Celestica Inc. (Electronics-
  Semiconductors)(a)                 7,600,000       412,300,000
----------------------------------------------------------------

                                                     MARKET
                                    SHARES            VALUE
CANADA-(CONTINUED)

Nortel Networks Corp.
  (Communications Equipment)         5,000,000   $   160,312,500
================================================================
                                                     572,612,500
================================================================

FINLAND-1.17%

Nokia Oyj-ADR (Communications
  Equipment)                         6,700,000       291,450,000
================================================================

FRANCE-0.45%

Alcatel S.A.-ADR
  (Communications Equipment)         2,000,000       111,875,000
================================================================

UNITED KINGDOM-1.50%

Amdocs Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)                115,900         7,678,375
----------------------------------------------------------------
BP Amoco PLC-ADR
  (Oil-International Integrated)     7,700,000       368,637,500
================================================================
                                                     376,315,875
================================================================
    Total Foreign Stocks &
      Other Equity Interests
      (Cost $1,939,079,867)                        2,573,253,375
================================================================

                                  PRINCIPAL
                                    AMOUNT
U.S. TREASURY SECURITIES-0.21%

U.S. TREASURY BILLS-0.21%

5.77%, 03/22/01 (Cost
  $51,375,467)(c)(d)            $   52,000,000        51,370,800
================================================================

                                    SHARES
MONEY MARKET FUNDS-9.37%

STIC Liquid Assets
  Portfolio(e)                   1,169,522,058     1,169,522,058
----------------------------------------------------------------
STIC Prime Portfolio(e)          1,169,522,058     1,169,522,058
================================================================
    Total Money Market Funds
      (Cost $2,339,044,116)                        2,339,044,116
================================================================
TOTAL INVESTMENTS-100.51%
  (Cost $22,192,491,152)                          25,103,489,773
================================================================
LIABILITIES LESS OTHER
  ASSETS-(0.51%)                                    (126,428,148)
================================================================
NET ASSETS-100.00%                               $24,977,061,625
________________________________________________________________
================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of 12/31/00 was $2,670,342,488, which represented 10.69% of the Fund's net assets.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(d) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:

Investments, at market value (cost
  $22,192,491,152)*                           $25,103,489,773
-------------------------------------------------------------
Receivables for:
  Investments sold                                 30,839,098
-------------------------------------------------------------
  Fund shares sold                                 36,369,892
-------------------------------------------------------------
  Dividends and interest                           20,639,594
-------------------------------------------------------------
Investment for deferred compensation plan             290,402
-------------------------------------------------------------
Collateral for securities loaned                  232,476,600
-------------------------------------------------------------
Other assets                                        1,345,793
=============================================================
    Total assets                               25,425,451,152
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             8,549,542
-------------------------------------------------------------
  Fund shares reacquired                           97,664,758
-------------------------------------------------------------
  Foreign currency contracts closed                 1,262,901
-------------------------------------------------------------
  Foreign currency contracts outstanding           30,173,628
-------------------------------------------------------------
  Options written (premiums received
    $76,053,069)                                   26,613,562
-------------------------------------------------------------
  Deferred compensation plan                          290,402
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        232,476,600
-------------------------------------------------------------
  Variation margin                                 10,123,750
-------------------------------------------------------------
Accrued advisory fees                              11,696,287
-------------------------------------------------------------
Accrued administrative services fees                   72,051
-------------------------------------------------------------
Accrued distribution fees                          24,932,256
-------------------------------------------------------------
Accrued transfer agent fees                         2,806,943
-------------------------------------------------------------
Accrued operating expenses                          1,726,847
=============================================================
    Total liabilities                             448,389,527
=============================================================
Net assets applicable to shares
  outstanding                                 $24,977,061,625
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                       $11,223,503,824
_____________________________________________________________
=============================================================
Class B                                       $12,491,365,831
_____________________________________________________________
=============================================================
Class C                                       $ 1,262,191,970
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           897,295,063
_____________________________________________________________
=============================================================
Class B                                         1,045,872,965
_____________________________________________________________
=============================================================
Class C                                           105,625,942
_____________________________________________________________
=============================================================
Class A :
  Net asset value and redemption price per
    share                                     $         12.51
-------------------------------------------------------------
  Offering price per share: (Net asset
    value of $12.51 divided by 94.50%)        $         13.24
_____________________________________________________________
=============================================================
Class B :
  Net asset value and offering price per
    share                                     $         11.94
_____________________________________________________________
=============================================================
Class C :
  Net asset value and offering price per
    share                                     $         11.95
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $1,503,487)                              $   105,653,472
-------------------------------------------------------------
Dividends from affiliated money market
  funds                                           146,120,135
-------------------------------------------------------------
Interest                                              292,589
-------------------------------------------------------------
Security lending                                       88,707
=============================================================
    Total investment income                       252,154,903
=============================================================

EXPENSES:

Advisory fees                                     178,352,446
-------------------------------------------------------------
Administrative services fees                          959,833
-------------------------------------------------------------
Custodian fees                                      1,232,008
-------------------------------------------------------------
Distribution fees -- Class A                       31,857,597
-------------------------------------------------------------
Distribution fees -- Class B                      144,649,550
-------------------------------------------------------------
Distribution fees -- Class C                       12,863,973
-------------------------------------------------------------
Transfer agent fees -- Class A                     15,459,549
-------------------------------------------------------------
Transfer agent fees -- Class B                     21,540,954
-------------------------------------------------------------
Transfer agent fees -- Class C                      1,915,680
-------------------------------------------------------------
Trustee's fees                                         64,711
-------------------------------------------------------------
Other                                               9,067,864
=============================================================
    Total expenses                                417,964,165
=============================================================
Less: Fees waived                                 (11,485,909)
-------------------------------------------------------------
    Expenses paid indirectly                         (500,490)
=============================================================
    Net expenses                                  405,977,766
=============================================================

Net investment income (loss)                     (153,822,863)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCY
  CONTRACTS, FUTURES CONTRACTS AND OPTION
  CONTRACTS

Net realized gain (loss) from:
  Investment securities                         1,534,916,534
-------------------------------------------------------------
  Foreign currency contracts                      273,598,057
-------------------------------------------------------------
  Futures contracts                                (8,346,967)
-------------------------------------------------------------
  Option contracts written                          2,054,630
=============================================================
                                                1,802,222,254
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (6,232,949,524)
-------------------------------------------------------------
  Foreign currency contracts                      (99,122,605)
-------------------------------------------------------------
  Futures contracts                               (10,808,068)
-------------------------------------------------------------
  Option contracts written                         49,439,507
=============================================================
                                               (6,293,440,690)
=============================================================
Net gain (loss) from investment
  securities, foreign currency contracts,
  futures contracts and option contracts       (4,491,218,436)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(4,645,041,299)
_____________________________________________________________
=============================================================

* At December 31, 2000, securities with an aggregate market value of $203,320,677 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999

                                                                   2000               1999
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $  (153,822,863)   $  (115,945,323)
------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currency contracts, futures contracts and option
    contracts                                                   1,802,222,254      2,580,583,708
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currency contracts,
    futures contracts and option contracts                     (6,293,440,690)     3,559,362,924
================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (4,645,041,299)     6,024,001,309
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (1,074,794,698)      (788,853,278)
------------------------------------------------------------------------------------------------
  Class B                                                      (1,247,299,950)      (918,638,257)
------------------------------------------------------------------------------------------------
  Class C                                                        (126,240,715)       (52,550,069)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       1,670,331,026      1,781,344,407
------------------------------------------------------------------------------------------------
  Class B                                                       1,786,995,772      2,515,709,918
------------------------------------------------------------------------------------------------
  Class C                                                         774,093,169        562,747,820
================================================================================================
    Net increase (decrease) in net assets                      (2,861,956,695)     9,123,761,850
================================================================================================

NET ASSETS:

  Beginning of year                                            27,839,018,320     18,715,256,470
================================================================================================
  End of year                                                 $24,977,061,625    $27,839,018,320
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $22,036,509,303    $17,884,938,370
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (751,164)          (577,334)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currency contracts, futures
    contracts and option contracts                                 21,847,054        741,760,162
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currency contracts, futures contracts and option
    contracts                                                   2,919,456,432      9,212,897,122
================================================================================================
                                                              $24,977,061,625    $27,839,018,320
________________________________________________________________________________________________
================================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income (loss) was increased by $153,649,033, undistributed net realized gains decreased by $73,799,999, and paid-in capital decreased by $79,849,034 as a result of differences due to utilization of a portion of the proceed from redemptions as distributions for federal income tax purposes and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

Outstanding foreign currency contracts at December 31, 2000 were as follows:

                              CONTRACT TO                            UNREALIZED
SETTLEMENT             --------------------------                   APPRECIATION
DATE        CURRENCY     DELIVER       RECEIVE         VALUE       (DEPRECIATION)
----------  --------   -----------   ------------   ------------   --------------
02/28/01      CAD      185,750,000   $121,088,657   $123,971,907    $ (2,883,250)
---------------------------------------------------------------------------------
02/28/01      CAD      121,000,000     78,878,748     80,756,935      (1,878,187)
---------------------------------------------------------------------------------
02/28/01      CAD      107,500,000     70,123,940     71,746,864      (1,622,924)
---------------------------------------------------------------------------------
02/28/01      CAD       69,500,000     45,313,183     46,385,182      (1,071,999)
---------------------------------------------------------------------------------
02/28/01      CAD      183,000,000    119,389,354    122,136,522      (2,747,168)
---------------------------------------------------------------------------------
02/28/01      EUR       34,650,000     29,502,050     32,624,049      (3,121,999)
---------------------------------------------------------------------------------
02/28/01      EUR       60,350,000     51,623,390     56,821,396      (5,198,006)
---------------------------------------------------------------------------------
02/28/01      EUR       60,000,000     51,193,200     56,491,860      (5,298,660)
---------------------------------------------------------------------------------
03/02/01      EUR       95,000,000     83,533,500     89,452,285      (5,918,785)
---------------------------------------------------------------------------------
03/02/01      EUR       50,000,000     46,647,500     47,080,150        (432,650)
=================================================================================
                       966,750,000   $697,293,522   $727,467,150    $(30,173,628)
_________________________________________________________________________________
=================================================================================

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability.

   The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. Effective July 1, 2000, AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. AIM had previously agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% of the Fund's average daily net assets in excess of $2 billion. During the year ended December 31, 2000, AIM waived fees of $11,485,909.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2000, AIM was paid $959,833 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 2000, AFS was paid $21,601,925 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $31,857,597, $144,649,550 and $12,863,973, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $6,912,097 from sales of the Class A shares of the Fund during the year ended December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2000, AIM Distributors received $1,003,943 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended December 31, 2000, the Fund paid legal fees of $53,532 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $451,199 and reductions in custodian fees of $49,291 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $500,490.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2000, securities with an aggregate value of $203,320,677 were on loan to brokers. The loans were secured by cash collateral of $232,476,600 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended December 31, 2000, the Fund received fees of $88,707 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $20,006,959,576 and $17,680,938,320, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                   $ 4,640,716,021
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                    (1,774,776,483)
=========================================================
Net unrealized appreciation of
  investment securities                   $ 2,865,939,538
_________________________________________________________
=========================================================

Cost of investments for tax purposes is $22,237,550,235.

NOTE 8-FUTURES CONTRACTS

On December 31, 2000, $46,355,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                 UNREALIZED
                        NO. OF       MONTH/        MARKET       APPRECIATION
CONTRACT               CONTRACTS   COMMITMENT      VALUE       (DEPRECIATION)
--------               ---------   ----------   ------------   --------------
S&P 500 Index            2225       March 01    $742,593,750    $(10,808,068)
_____________________________________________________________________________
=============================================================================

NOTE 9-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                                             CALL OPTION CONTRACTS
                                            ------------------------
                                            NUMBER OF     PREMIUMS
                                            CONTRACTS     RECEIVED
                                            ---------    -----------
Beginning of year                                 --     $        --
--------------------------------------------------------------------
Written                                      108,390      83,894,745
--------------------------------------------------------------------
Exercised                                    (12,000)     (5,787,045)
--------------------------------------------------------------------
Expired                                      (10,000)     (2,054,631)
====================================================================
End of year                                   86,390     $76,053,069
____________________________________________________________________
====================================================================

Open call option contracts written as of December 31, 2000 were as follows:

                                                                                              DECEMBER 31,
                                            CONTRACT    STRIKE    NUMBER OF     PREMIUMS          2000         UNREALIZED
ISSUE                                        MONTH      PRICE     CONTRACTS     RECEIVED      MARKET VALUE    APPRECIATION
-----                                       --------    ------    ---------    -----------    ------------    ------------
Guidant Corp.                                Jan-01     $50.00     25,000      $26,503,863    $12,343,750     $14,160,113
--------------------------------------------------------------------------------------------------------------------------
Guidant Corp.                                Jan-01      65.00     12,390       12,306,451        232,312      12,074,139
--------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co.                          Jan-01      70.00     32,000       26,673,189      8,300,000      18,373,189
--------------------------------------------------------------------------------------------------------------------------
Nokia Corp.                                  Jan-01      42.50     17,000       10,569,566      5,737,500       4,832,066
==========================================================================================================================
                                                                   86,390      $76,053,069    $26,613,562     $49,439,507
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 10-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                                                          2000                               1999
                                                            --------------------------------    ------------------------------
                                                               SHARES            AMOUNT           SHARES           AMOUNT
                                                            -------------    ---------------    -----------    ---------------
Sold:
  Class A                                                     630,010,408    $ 3,156,759,316     65,309,195    $ 2,905,872,208
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     703,853,509      2,552,273,834     67,138,813      2,915,628,481
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      87,455,815        904,931,025     13,738,072        600,569,156
==============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      83,714,399      1,028,837,590     16,150,747        754,887,097
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      99,085,297      1,163,271,351     19,043,747        860,577,418
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      10,150,935        119,273,711      1,098,977         49,675,082
==============================================================================================================================
Reacquired:
  Class A                                                     (75,280,734)    (2,515,265,880)   (42,137,878)    (1,879,414,898)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (60,835,163)    (1,928,549,413)   (29,076,106)    (1,260,495,981)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (10,212,288)      (250,111,567)    (2,008,443)       (87,496,418)
==============================================================================================================================
                                                            1,467,942,178    $ 4,231,419,967    109,257,124    $ 4,859,802,145
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 11-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                            2000(a)(b)        1999(a)       1998(a)       1997(a)      1996(a)(b)
                                                            -----------     -----------    ----------    ----------    ----------
Net asset value, beginning of period                        $     16.28     $     13.40    $    10.81    $     9.72    $     8.94
-----------------------------------------------------       -----------     -----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income (loss)                                    (0.04)          (0.01)         0.03          0.05          0.14
-----------------------------------------------------       -----------     -----------    ----------    ----------    ----------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.42)           3.97          3.46          2.26          1.14
=====================================================       ===========     ===========    ==========    ==========    ==========
    Total from investment operations                              (2.46)           3.96          3.49          2.31          1.28
=====================================================       ===========     ===========    ==========    ==========    ==========
Less distributions:
  Dividends from net investment income                               --              --         (0.03)        (0.01)        (0.13)
-----------------------------------------------------       -----------     -----------    ----------    ----------    ----------
  Distributions from net realized gains                           (1.31)          (1.08)        (0.87)        (1.21)        (0.37)
=====================================================       ===========     ===========    ==========    ==========    ==========
    Total distributions                                           (1.31)          (1.08)        (0.90)        (1.22)        (0.50)
=====================================================       ===========     ===========    ==========    ==========    ==========
Net asset value, end of period                              $     12.51     $     16.28    $    13.40    $    10.81    $     9.72
_____________________________________________________       ___________     ___________    __________    __________    __________
=====================================================       ===========     ===========    ==========    ==========    ==========
Total return(c)                                                  (14.95)%         29.95%        32.76%        23.95%        14.52%
_____________________________________________________       ___________     ___________    __________    __________    __________
=====================================================       ===========     ===========    ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $11,223,504     $12,640,073    $8,823,094    $6,745,253    $5,100,061
_____________________________________________________       ___________     ___________    __________    __________    __________
=====================================================       ===========     ===========    ==========    ==========    ==========
Ratio of expenses to average net assets:
  With fee waivers                                                 1.00%(d)        1.00%         1.00%         1.04%         1.11%
-----------------------------------------------------       -----------     -----------    ----------    ----------    ----------
  Without fee waivers                                              1.04%(d)        1.02%         1.02%         1.06%         1.13%
=====================================================       ===========     ===========    ==========    ==========    ==========
Ratio of net investment income (loss) to average net
  assets                                                          (0.11)%(d)       (0.09)%       0.26%         0.57%         1.65%
_____________________________________________________       ___________     ___________    __________    __________    __________
=====================================================       ===========     ===========    ==========    ==========    ==========
Portfolio turnover rate                                              67%             66%          113%          137%          126%
_____________________________________________________       ___________     ___________    __________    __________    __________
=====================================================       ===========     ===========    ==========    ==========    ==========

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c)  Does not include sales charges.
(d)  Ratios are based on average daily net assets of $12,743,038,992.

                                                                                           CLASS B
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                            2000(a)(b)      1999(a)(b)      1998(a)       1997(a)      1996(a)(b)
                                                            -----------     -----------    ----------    ----------    ----------
Net asset value, beginning of period                        $     15.73     $     13.08    $    10.63    $     9.64    $     8.88
------------------------------------------------------      -----------     -----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income (loss)                                    (0.31)          (0.13)        (0.06)        (0.02)         0.07
------------------------------------------------------      -----------     -----------    ----------    ----------    ----------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.17)           3.86          3.38          2.22          1.13
======================================================      ===========     ===========    ==========    ==========    ==========
    Total from investment operations                              (2.48)           3.73          3.32          2.20          1.20
======================================================      ===========     ===========    ==========    ==========    ==========
Less distributions:
  Dividends from net investment income                               --              --            --            --         (0.07)
------------------------------------------------------      -----------     -----------    ----------    ----------    ----------
  Distributions from net realized gains                           (1.31)          (1.08)        (0.87)        (1.21)        (0.37)
======================================================      ===========     ===========    ==========    ==========    ==========
    Total distributions                                           (1.31)          (1.08)        (0.87)        (1.21)        (0.44)
======================================================      ===========     ===========    ==========    ==========    ==========
Net asset value, end of period                              $     11.94     $     15.73    $    13.08    $    10.63    $     9.64
______________________________________________________      ___________     ___________    __________    __________    __________
======================================================      ===========     ===========    ==========    ==========    ==========
Total return(c)                                                  (15.65)%         28.94%        31.70%        22.96%        13.57%
______________________________________________________      ___________     ___________    __________    __________    __________
======================================================      ===========     ===========    ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $12,491,366     $14,338,087    $9,680,068    $6,831,796    $4,875,933
______________________________________________________      ___________     ___________    __________    __________    __________
======================================================      ===========     ===========    ==========    ==========    ==========
Ratio of expenses to average net assets:
  With fee waivers                                                 1.77%(d)        1.79%         1.80%         1.85%         1.94%
------------------------------------------------------      -----------     -----------    ----------    ----------    ----------
  Without fee waivers                                              1.81%(d)        1.81%         1.82%         1.87%         1.96%
======================================================      ===========     ===========    ==========    ==========    ==========
Ratio of net investment income (loss) to average net
  assets                                                          (0.89)%(d)       (0.88)%      (0.54)%       (0.24)%        0.82%
______________________________________________________      ___________     ___________    __________    __________    __________
======================================================      ===========     ===========    ==========    ==========    ==========
Portfolio turnover rate                                              67%             66%          113%          137%          126%
______________________________________________________      ___________     ___________    __________    __________    __________
======================================================      ===========     ===========    ==========    ==========    ==========

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c)  Does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $14,464,954,977.

                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                                         AUGUST 4, 1997
                                                                                                        (DATE OPERATIONS
                                                                     YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                              --------------------------------------      DECEMBER 31,
                                                              2000(a)(b)    1999(a)(b)    1998(a)(b)        1997(a)
                                                              ----------    ----------    ----------    ----------------
Net asset value, beginning of period                          $    15.74     $  13.09      $  10.63         $ 11.86
-----------------------------------------------------         ----------     --------      --------         -------
Income from investment operations:
  Net investment income (loss)                                     (0.31)       (0.13)        (0.06)             --
-----------------------------------------------------         ----------     --------      --------         -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.17)        3.86          3.39           (0.02)
=====================================================         ==========     ========      ========         =======
    Total from investment operations                               (2.48)        3.73          3.33           (0.02)
=====================================================         ==========     ========      ========         =======
Less distributions:
  Distributions from net realized gains                            (1.31)       (1.08)        (0.87)          (1.21)
_____________________________________________________         __________     ________      ________         _______
=====================================================         ==========     ========      ========         =======
    Total distributions                                            (1.31)       (1.08)        (0.87)          (1.21)
_____________________________________________________         __________     ________      ________         _______
=====================================================         ==========     ========      ========         =======
Net asset value, end of period                                $    11.95     $  15.74      $  13.09         $ 10.63
_____________________________________________________         __________     ________      ________         _______
=====================================================         ==========     ========      ========         =======
Total return(c)                                                   (15.62)%      28.92%        31.72%          (0.08)%
_____________________________________________________         __________     ________      ________         _______
=====================================================         ==========     ========      ========         =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,262,192     $860,859      $212,095         $32,900
_____________________________________________________         __________     ________      ________         _______
=====================================================         ==========     ========      ========         =======
Ratio of expenses to average net assets:
  With fee waivers                                                  1.77%(d)     1.79%         1.80%           1.84%(e)
-----------------------------------------------------         ----------     --------      --------         -------
  Without fee waivers                                               1.81%(d)     1.81%         1.82%           1.86%(e)
=====================================================         ==========     ========      ========         =======
Ratio of net investment loss to average net assets                 (0.88)%(d)   (0.88)%       (0.54)%         (0.23)%(e)
_____________________________________________________         __________     ________      ________         _______
=====================================================         ==========     ========      ========         =======
Portfolio turnover rate                                               67%          66%          113%            137%
_____________________________________________________         __________     ________      ________         _______
=====================================================         ==========     ========      ========         =======

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $1,286,397,337.
(e)  Annualized.

NOTE 12-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS (UNAUDITED)

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended December 31, 1999. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended December 31, 1999 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended December 31, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
  Neither the Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of AIM Value Fund
and Board of Trustees of AIM Funds Group:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Value Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the year ended December 31, 1999 and the financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent accountants whose report dated February 14, 2000 expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 19, 2001

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Value Fund (the "Fund"), a portfolio of AIM Funds Group, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:
(1)* To elect the following Trustees: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.
(2) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.
(3)  To approve changing the fundamental investment restrictions of the Fund.
(4) To approve changing the investment objective of the Fund and making it non-fundamental.
(5) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.
The results of the voting on the above matters were as follows:

                                                                                        Withheld/
        Trustees/Matter                                                 Votes For      Abstentions
        ---------------                                                 ---------      -----------
(1)*    Charles T. Bauer............................................  1,514,464,534     46,493,668
        Bruce L. Crockett...........................................  1,516,486,806     44,471,396
        Owen Daly II................................................  1,515,115,325     45,842,877
        Edward K. Dunn, Jr..........................................  1,516,300,879     44,657,323
        Jack M. Fields..............................................  1,516,328,985     44,629,217
        Carl Frischling.............................................  1,515,733,560     45,224,642
        Robert H. Graham............................................  1,516,470,809     44,487,393
        Prema Mathai-Davis..........................................  1,515,583,756     45,374,446
        Lewis F. Pennock............................................  1,516,458,889     44,499,313
        Louis S. Sklar..............................................  1,516,220,167     44,738,035

                                                                                                         Withheld/
        Matter                                                          Votes For      Votes Against    Abstentions
        ------                                                          ---------      -------------    -----------
(2)     Adjournment of approval of a new Master Investment Advisory
        Agreement with A I M Advisors, Inc..........................    191,756,409      4,816,012      108,195,950**
(3)(a)  Adjournment of approval of changing the Fundamental
        Restriction on Issuer Diversification.......................    187,717,392      6,540,842      110,510,137**
(3)(b)  Adjournment of approval of changing the Fundamental
        Restriction on Borrowing Money and Issuing Senior
        Securities..................................................    186,284,410      8,037,809      110,446,152**
(3)(c)  Adjournment of approval of changing or adding the
        Fundamental Restriction on Underwriting Securities..........    187,218,156      6,925,728      110,624,487**
(3)(d)  Adjournment of approval of changing or adding the
        Fundamental Restriction on Industry Concentration...........    187,505,371      6,702,153      110,560,847**
(3)(e)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Real Estate............    186,217,466      8,043,249      110,507,656**
(3)(f)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Commodities and
        Elimination of Fundamental Restriction on Puts and Calls....    185,048,605      8,985,770      110,733,996**
(3)(g)  Adjournment of approval of changing the Fundamental
        Restriction on Making Loans.................................    184,779,726      8,944,132      111,044,513**
(3)(h)  Adjournment of approval of a new Fundamental Investment
        Restriction on Investing all of the Fund's assets in an
        Open-End Fund...............................................    185,779,835      7,875,928      111,112,608**
(3)(i)  Adjournment of approval of the Elimination of Fundamental
        Restriction on Margin Transactions..........................    182,648,511     10,841,899      111,277,961**
(3)(j)  Adjournment of approval of the Elimination of Fundamental
        Restriction on Short Sales of Securities....................    183,638,975      9,899,004      111,230,392**
(4)     Adjournment of approval of changing the Investment Objective
        and Making it Non-Fundamental...............................    183,529,516     10,693,894      110,544,961**
(5)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................    289,695,341      2,418,289       12,654,741

* Proposal 1 required approval by a combined vote of all of the portfolios of AIM Funds Group
** Includes Broker Non-Votes

The Special Meeting of Shareholders of the Trust was reconvened on May 31, 2000. The following matters were then considered:

                                                                                                       Withheld/
        Matter                                                         Votes For     Votes Against    Abstentions
        ------                                                         ---------     -------------    -----------
(2)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc.........................................  239,955,914      5,760,855      80,591,160**
(3)(a)  Approval of changing the Fundamental Restriction on Issuer
        Diversification.............................................  234,952,693      8,222,652      83,132,584**
(3)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities...............  233,192,994     10,067,830      83,047,105**
(3)(c)  Approval of changing or adding the Fundamental Restriction
        on Underwriting Securities..................................  234,457,639      8,642,550      83,207,740**
(3)(d)  Approval of changing or adding the Fundamental Restriction
        on Industry Concentration...................................  234,767,814      8,381,327      83,158,788**
(3)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................  233,198,772     10,043,220      83,065,937**
(3)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities and Elimination of
        Fundamental Restriction on Puts and Calls...................  231,707,980     11,237,370      83,362,579**
(3)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................  231,525,618     11,086,285      83,696,026**
(3)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's assets in an Open-End Fund......  232,828,307      9,613,226      83,866,396**
(3)(i)  Approval of the Elimination of Fundamental Restriction on
        Margin Transactions.........................................  228,538,311     13,776,449      83,993,169**
(3)(j)  Approval of the Elimination of Fundamental Restriction on
        Short Sales of Securities...................................  229,892,758     12,523,443      83,891,728**
(4)     Approval of Changing the Investment Objective and Making it
        Non-Fundamental.............................................  228,889,507     14,059,822      83,358,600**

** Includes Broker Non-Votes
Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.
  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.
  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                   OFFICERS                                  OFFICE OF THE FUND
Robert H. Graham                                    Robert H. Graham                          11 Greenway Plaza
Chairman, President and Chief Executive Officer     Chairman and President                    Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                    Carol F. Relihan
Bruce L. Crockett                                   Senior Vice President and Secretary       INVESTMENT ADVISOR
Director
ACE Limited;                                        Gary T. Crum                              A I M Advisors, Inc.
Formerly Director, President, and                   Senior Vice President                     11 Greenway Plaza
Chief Executive Officer                                                                       Suite 100
COMSAT Corporation                                  Dana R. Sutton                            Houston, TX 77046
                                                    Vice President and Treasurer
Owen Daly II                                                                                  TRANSFER AGENT
Formerly Director                                   Robert G. Alley
Cortland Trust Inc.                                 Vice President                            A I M Fund Services, Inc.
                                                                                              P.O. Box 4739
Albert R. Dowden                                    Stuart W. Coco                            Houston, TX 77210-4739
Chairman of the Board of Directors,                 Vice President
The Cortland Trust and DHJ Media, Inc.; and                                                   CUSTODIAN
Director, Magellan Insurance Company                Melville B. Cox
                                                    Vice President                            State Street Bank and Trust Company
Edward K. Dunn Jr.                                                                            225 Franklin Street
Formerly Chairman, Mercantile Mortgage Corp.;       Karen Dunn Kelley                         Boston, MA 02110
Formerly Vice Chairman, President                   Vice President
and Chief Operating Officer                                                                   COUNSEL TO THE FUND
Mercantile-Safe Deposit & Trust Co.; and            Edgar M. Larsen
President, Mercantile Bankshares                    Vice President                            Ballard Spahr
                                                                                              Andrews & Ingersoll, LLP
Jack Fields                                         Mary J. Benson                            1735 Market Street
Chief Executive Officer, Texana Global Inc.         Assistant Vice President and              Philadelphia, PA 19103
(foreign trading company) and                       Assistant Treasurer
Twenty First Century, Inc.;                                                                   COUNSEL TO THE TRUSTEES
Formerly Member of the U.S. House of                Sheri Morris
Representatives                                     Assistant Vice President and              Kramer, Levin, Naftalis & Frankel LLP
                                                    Assistant Treasurer                       919 Third Avenue
Carl Frischling                                                                               New York, NY 10022
Partner                                             Jim A. Coppedge
Kramer, Levin, Naftalis & Frankel LLP               Assistant Secretary                       DISTRIBUTOR

Prema Mathai-Davis                                  Renee A. Friedli                          A I M Distributors, Inc.
Formerly Chief Executive Officer,                   Assistant Secretary                       11 Greenway Plaza
YWCA of the U.S.A.                                                                            Suite 100
                                                    P. Michelle Grace                         Houston, TX 77046
Lewis F. Pennock                                    Assistant Secretary
Partner, Pennock & Cooper (law firm)                                                          AUDITORS
                                                    Nancy L. Martin
Louis S. Sklar                                      Assistant Secretary                       PricewaterhouseCoopers LLP
Executive Vice President,                                                                     160 Federal Street
Development and Operations,                         Ofelia M. Mayo                            Boston, MA 02110
Hines Interests                                     Assistant Secretary
Limited Partnership
                                                    Lisa A. Moss
                                                    Assistant Secretary

                                                    Kathleen J. Pflueger
                                                    Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 22.77% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $2,435,849,336 for the Fund's tax year ended December 31, 2000, of which 100% is 20% rate gain.

                 THE AIM FAMILY OF FUNDS--Registered Trademark--

                                EQUITY FUNDS                                                A I M Management Group Inc. has
                                                                                            provided leadership in the mutual fund
DOMESTIC EQUITY FUNDS                       INTERNATIONAL/GLOBAL EQUITY FUNDS               industry since 1976 and managed
                                                                                            approximately $170 billion in assets for
MORE AGGRESSIVE                             MORE AGGRESSIVE                                 nine million shareholders, including
AIM Small Cap Opportunities(1)              AIM Latin American Growth                       individual investors, corporate clients
AIM Mid Cap Opportunities(2)                AIM Developing Markets                          and Financial institutions, as of
AIM Large Cap Opportunities(3)              AIM European Small Company                      December 31, 2000.
AIM Emerging Growth                         AIM Asian Growth                                    The AIM Family of Funds--Registered
AIM Small Cap Growth(4)                     AIM Japan Growth                                Trademark-- is distributed nationwide,
AIM Aggressive Growth                       AIM International Emerging Growth               and AIM today is the eighth-largest
AIM Mid Cap Growth                          AIM European Development                        mutual fund complex in the United States
AIM Small Cap Equity                        AIM Euroland Growth                             in assets under management, according to
AIM Capital Development                     AIM Global Aggressive Growth                    Strategic Insight, an independent mutual
AIM Constellation                           AIM International Equity                        fund monitor.
AIM Dent Demographic Trends                 AIM Advisor International Value                     AIM is a subsidiary of AMVESCAP PLC,
AIM Select Growth                           AIM Worldwide Spectrum                          one of the world's largest independent
AIM Large Cap Growth                        AIM Global Trends                               financial services companies with $402
AIM Weingarten                              AIM Global Growth                               billion in assets under management as of
AIM Mid Cap Equity                                                                          December 31, 2000.
AIM Value II                                MORE CONSERVATIVE
AIM Charter
AIM Value                                   SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                             MORE AGGRESSIVE
AIM Large Cap Basic Value                   AIM New Technology
AIM Balanced                                AIM Global Telecommunications and Technology
AIM Advisor Flex                            AIM Global Infrastructure
                                            AIM Global Resources
MORE AGGRESSIVE                             AIM Global Financial Services
                                            AIM Global Health Care
                                            AIM Global Consumer Products and Services
                                            AIM Advisor Real Estate
                                            AIM Global Utilities



                             FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                  TAX-FREE FIXED-INCOME FUNDS

MORE AGGRESSIVE                             MORE AGGRESSIVE
AIM Strategic Income                        AIM High Income Municipal
AIM High Yield II                           AIM Tax-Exempt Bond of Connecticut
AIM High Yield                              AIM Municipal Bond
AIM Income                                  AIM Tax-Free Intermediate
AIM Global Income                           AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                 MORE AGGRESSIVE
AIM Limited Maturity Treasury
AIM Money Market

MORE AGGRESSIVE

The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000.
(3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
A I M Distributors, Inc.                                --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        VAL-AR-1